Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY
FOR MORE INFORMATION CONTACT:	Francis J. Leto,
President and CEO
610-581-4730
Duncan Smith CFO
610-581-2466

Bryn Mawr Bank Corporation Expands Insurance Business Through

Acquisition of Robert J. McAllister Agency, Inc.

Bryn Mawr, Pa., April 6, 2015 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced the acquisition of Robert J. McAllister Agency, Inc. (the “McAllister Agency”), a full-service agency providing insurance and risk management solutions for individuals and businesses in the Philadelphia region.

“Insurance and risk management services are an important aspect of our strategic plan to broaden the scope of services that we offer to our wealth, business and consumer clients. While organic growth is a primary driver, acquisitions will help us quickly achieve the scale that we need to achieve our growth objectives. I am excited to have the McAllister Agency and CEO James Brinton join the Bryn Mawr Trust team. I have known Jim for many years and his professionalism and high level of client service will seamlessly mesh with our business model,” said Frank Leto, President and CEO.

Donald Parker, President of Powers Craft Parker and Beard, commented, “Having had the pleasure of working with Jim over the years, I am very familiar with the McAllister Agency and believe that this acquisition will provide the clients of both the McAllister and Powers Craft Parker and Beard agencies with a more diverse product line that aligns with specific needs of our growing client base.”

The Robert J. McAllister Agency, Inc., was founded in 1962 and is located in Rosemont, PA. The McAllister Agency will be merged into the Bank’s insurance subsidiary, Powers, Craft, Parker and Beard, Inc.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on Management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

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